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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                               NOVEMBER 3, 1999
                               ----------------
                Date of Report (Date of earliest event reported)



                        LATTICE SEMICONDUCTOR CORPORATION
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             (Exact name of registrant as specified in its charter)


           DELAWARE                  000-18032                 93-0835214
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(State or other jurisdiction       (Commission              (I.R.S. Employer
       of incorporation)           File Number)             Identification No.)


                               5555 NE MOORE COURT
                            HILLSBORO, OR 97124-6421
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                    (Address of principal executive offices)



                                 (503) 268-8000
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              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

     On November 3, 1999, Lattice Semiconductor Corporation, a Delaware corporation and the registrant herein, announced that it had completed the private placement of $260 million (including proceeds from the over-allotment option) of 4 3/4% Convertible Subordinated Notes due 2006 to qualified institutional investors. A copy of the press release is filed as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits.

       Exhibit No.                              Description
-----------------------     ----------------------------------------------------

          99.1                Press Release dated November 3, 1999.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           LATTICE SEMICONDUCTOR CORPORATION

Date: November 8, 1999                    By:   /s/ Stephen Skaggs
                                               ---------------------------------
                                               Name:  Stephen Skaggs
                                               Title: Chief Financial Officer

                          INDEX TO EXHIBITS FILED WITH
              THE CURRENT REPORT ON FORM 8-K DATED NOVEMBER 3, 1999


      Exhibit                                 Description
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         99.1            Press Release dated November 3, 1999.